UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2017

INNOCOLL HOLDINGS
PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

Ireland (State or other jurisdiction of incorporation)	001-37720 (Commission File Number)	N/A (IRS Employer Identification Number)

Innocoll Holdings plc
Unit 9, Block D
Monksland Business Park
Monksland, Athlone
Ireland
(Address of principal executive offices)

+353 (0) 90 648 6834
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported, Innocoll Holdings plc, (“Innocoll” or the “Company”), entered into a Transaction Agreement on April 4, 2017 (the “Transaction Agreement”) by and among the Company, Gurnet Point L.P. (acting through its general partner Waypoint International GP LLC ) (“Gurnet Point”) through its wholly owned subsidiary Lough Ree Technologies Limited (“Gurnet Bidco”).

On July 24, 2017, pursuant to the terms of the Transaction Agreement, Gurnet Bidco acquired Innocoll by means of a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act 2014 (the “Scheme”).

As a result of the completion of the Acquisition, Gurnet Bidco now owns the Company, and the Company’s shareholders of record as of immediately prior to the completion of the Acquisition, are entitled to receive (i) $1.75 in cash and (ii) a contingent value right which represents a contractual right to receive payments up to a maximum aggregate amount of $4.90 in cash upon, and subject to, the occurrence of certain CVR Payment Events, for each ordinary share of the Company owned by them immediately prior to the completion of the Acquisition.

The resolutions required to approve the Scheme were passed by the requisite majorities at the Scheme Meeting and the related Extraordinary General Meeting, each held on June 28, 2017. The Scheme was subsequently sanctioned by the High Court of Ireland at a court sanction hearing held on July 21, 2017 (the “High Court Order”). The requisite filings of the High Court Order and the minute required by Section 86 of the Irish Companies Act in respect of the Reduction of Capital were subsequently delivered for registration to the Registrar of Companies on July 24, 2017 and thereupon the Scheme became effective.

A copy of the announcement issued by the Company on July 21, 2017 in connection with the outcome of the court sanction hearing in relation to the Scheme is attached to this Form 8-K as Exhibit 99.1. A copy of the announcement issued jointly by the Company and Gurnet Point on July 24, 2017 in connection with the Scheme becoming effective is attached to this Form 8-K as Exhibit 99.2.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 6, 2017 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or a Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As contemplated by the Transaction Agreement, the Company notified the NASDAQ Global Market (“NASDAQ”) of the Scheme becoming effective and requested that the trading of the Shares be suspended prior to opening of trading on July 24, 2017.  In addition, the Company requested that NASDAQ file with the SEC a notification of removal from listing on Form 25 to effect the delisting of the Shares on the NASDAQ and the deregistration of the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information provided in response to Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The information provided in response to Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.  The Acquisition constituted a change of control of the Company, resulting in the Company becoming a wholly-owned subsidiary of Gurnet Bidco.

The source of funds for the cash consideration was existing cash on the balance sheet of Gurnet Point, or other sources of liquidity available to Gurnet Bidco.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

Pursuant to the terms of the Scheme and effective upon the completion of the Acquisition, each member of the Company’s board of directors (the “Board”) prior to the completion of the Acquisition resigned as a member of the Board and from all committees thereof other than Anthony Zook, who will remain on the Board.  Christopher Viehbacher and Travis Wilson were appointed to the Company’s board of directors effective as of the Effective Time.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Scheme and Acquisition, the Company’s memorandum and articles of association were amended to authorize the Company to enter into the Scheme as described in the Proxy Statement filed with the SEC on May 11, 2017.  A copy of the amended memorandum and articles of association are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No	Description
2.1*#	Transaction Agreement by and among the Company, Gurnet Bidco and Gurnet Point, dated April 4, 2017
3.1	Amended Memorandum and Articles of Association of the Company
99.1	Announcement dated July 21, 2017
99.2	Announcement dated July 24, 2017

* Filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 6, 2016 and incorporated herein by reference.

# Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits or schedules so furnished.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements included in this announcement are forward-looking and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.  Forward-looking statements can typically be identified by the use of forward-looking terminology, such as “expects”, “believes”, “may”, “will”, “could”, “should”, “intends”, “plans”, “predicts”, “envisages”, “estimates”, “forecast”, “outlook”, “guidance”, “possible”, “projects”, “potential” or “anticipates” or other similar words and expressions and include, without limitation, any projections relating to results of operations and financial conditions of either Gurnet Point, Gurnet Bidco or Innocoll and their respective subsidiary undertakings from time to time, as well as plans and objectives for future operations, expected future revenues, financing plans, expected expenditures, expected synergies and divestments relating to Gurnet Point, Gurnet Bidco or Innocoll and discussions of Gurnet Point’s, Gurnet Bidco’s or Innocoll’s business plans. All forward-looking statements in this document made by Gurnet Point and / or Gurnet Bidco are based upon information known to Gurnet Point and / or Gurnet Bidco on the date of this document and all forward-looking statements in this document made by Innocoll are based upon information known to Innocoll on the date of this document. Except as expressly required by law, Gurnet Point, Gurnet Bidco and Innocoll disclaim any intent or obligation to update or revise these forward-looking statements. None of Gurnet Point, Gurnet Bidco or Innocoll undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, save as may be required by law. Although none of Gurnet Point, Gurnet Bidco or Innocoll undertake any obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that any of Gurnet Point, Gurnet Bidco or Innocoll may make directly to you or through reports that any of Gurnet Point, Gurnet Bidco or Innocoll, in the future, may file with the Securities and Exchange Commission (“SEC”). Unless otherwise indicated, the information in this document is as of July [24], 2017.

It is not reasonably possible to itemize all of the many factors and specific events that could cause the forward-looking statements in this document to be incorrect or could otherwise have a material effect on the future operations or results of the Company. Further information on the primary risks of the business and the risk management of the Company is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which is filed with the SEC.

Statements Required by the Irish Takeover Rules

The Company’s Directors accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the Company’s Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Piper Jaffray & Co. (“Piper Jaffray”), which is a securities broker-dealer registered with the U.S. SEC  and subject to regulation by the SEC and the Financial Industry Regulatory Authority, is acting as financial adviser exclusively for the Company and for no one else in connection with the Acquisition and the other matters referred to in this announcement, and will not be responsible to anyone other than the Company for providing the protections afforded to clients of Piper Jaffray or for providing advice in relation to the Acquisition or any other matters referred to in this announcement.

No Offer or Solicitation

This announcement is not intended to, and does not, constitute or form part of any offer to purchase, sell, subscribe for, exchange or otherwise dispose of, or the solicitation of an offer to purchase, sell, subscribe for, exchange or dispose of, or an invitation to purchase, sell, subscribe for, exchange or otherwise dispose of, any securities or the solicitation of any vote or approval in any jurisdiction, pursuant to the Acquisition or otherwise, to or from any person to whom it is unlawful to make any such offer, invitation or solicitation in such jurisdiction nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  This announcement does not constitute a prospectus or an equivalent document.

Rule 8 Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of Innocoll, all ‘dealings’ in any ‘relevant securities’ of Innocoll (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3:30 p.m. (New York time) on the ‘business day’ following the date of the relevant transaction. This announcement will continue until the date on which the ‘offer period’ ends. If two or more persons cooperate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Innocoll, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of Innocoll by Gurnet Point or Gurnet Bidco or by any party acting in concert with any of them, must also be disclosed by no later than 11:59 a.m.(New York time) on the ‘business day’ following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed, can be found on the Panel’s website at www.irishtakeoverpanel.ie.

‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities.  In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel’s website.  If you are in any doubt as to whether you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.

General

Certain capitalized words used in this announcement and not herein defined have the meanings given to such words in the Rule 2.5 Announcement dated April 4, 2017 issued by Innocoll and Gurnet Point (the “Rule 2.5 Announcement”).  The sources and bases set out in the Rule 2.5 Announcement have been used in this announcement, unless otherwise stated or the context otherwise requires.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2017	INNOCOLL HOLDINGS PLC

	By:	/s/ Anthony Zook
Name: Anthony Zook
Title: Chief Executive Officer